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                                                                    EXHIBIT 10.4


                            FORM OF GATEWAY AGREEMENT

This Agreement ("AGREEMENT") is made as of            , 2001 (the
"EFFECTIVE DATE") by and between [Name of Gateway Provider]., a Delaware corporation (["Gateway Provider"]), having offices at [address of gateway provider], and Orbis Development, Inc. ("Orbis") having regional sales offices at 400 Bel Marin Keys Blvd. Suite 203 Novato, CA 94949.

WHEREAS, [GATEWAY PROVIDER] operates an electronic payment system(s) through which [GATEWAY PROVIDER] (i) acts as an intermediary between multiple merchants, customers, third party processors, issuing banks and acquiring banks to facilitate payment authorizations and settlement over the Internet, and (ii) provides management reports, management tools, fraud controls, security and the capability to interface easily with other computer software and web sites to share information (collectively with the [Gateway Provider] Site (as defined below), the "[GATEWAY PROVIDER] POS GATEWAY"); and

WHEREAS, specifically, via the [GATEWAY PROVIDER] POS Gateway, [GATEWAY PROVIDER] provides Internet gateway transaction payment processing services that
(a) enable providers of goods and services over the Internet ("MERCHANTS") to access multiple payment systems and to effect payment for goods and services purchased by consumers through the Merchant; and (b) provide certain account management tools in connection with the support of Merchants, via the web site currently located at the URL https://secure.[Gateway Provider].com and all other public servers within the [Gateway Provider] domain on the Internet (collectively with the web site currently located at the URL www.[Gateway Provider].com, the "[GATEWAY PROVIDER] SITE"); and

WHEREAS, subject to the terms and conditions of this Agreement, Orbis desires to obtain services (as set forth in Section 3 below) and to help enable Merchants to obtain the [GATEWAY PROVIDER] Services (as set forth in Section 3 below) from [Gateway Provider] and to provide first level support to Merchants;

WHEREAS, subject to the terms and conditions of this Agreement, [GATEWAY PROVIDER] desires to provide the Services to Orbis and to compensate Orbis for the referral to [GATEWAY PROVIDER] of Merchants who execute Merchant Agreements (as set forth in Section 2 below) and pay [Gateway Provider] for the provision of [Gateway Provider] Services (as set forth in Section 3 below); and

WHEREAS, Orbis may execute a Merchant Agreement in its capacity as a Merchant and pay [Gateway Provider] for the provision of [GATEWAY PROVIDER] Services (as set forth in Section 3 below).

NOW THEREFORE, in consideration of the foregoing and the following and other good and sufficient consideration, the parties hereto agree to the foregoing and as follows:

1. APPOINTMENT OF ORBIS. Subject to receipt and acceptance by [Gateway Provider] of this Agreement and completion of the Orbis Application, attached hereto as Exhibit A, [Gateway Provider] hereby appoints Orbis as a non-exclusive sales agent for the referral of Merchants to [Gateway Provider] for the purpose of enabling [Gateway Provider] to enter into Merchant Agreements (as set forth in Section 2 below) with such Merchants pursuant to which [GATEWAY PROVIDER] will provide Services (as set forth in Section 3 below). Orbis hereby accepts the foregoing appointment as a sales agent for [Gateway Provider] Services (as set forth in Section 3 below). This Agreement is not exclusive to Orbis and [Gateway Provider] shall have the unrestricted right (i) to sell, license, market and distribute and (ii) to grant to others the right to sell, license, market and distribute the Services. [Gateway Provider] may accept electronic transmission of the Orbis Agreement in accordance with its then current policies.

2.       MERCHANT AGREEMENT.

                  2.1 IN GENERAL. The terms and conditions for [Gateway Provider]'s provision of the [Gateway] Services to the Merchants is set forth on Exhibit C to this Agreement (the "MERCHANT AGREEMENT"). Orbis agrees that it shall obtain and provide to [Gateway Provider] a Merchant Agreement in the form of Exhibit C hereto properly executed by an authorized officer of each Merchant and containing


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                           proper information to enable [Gateway Provider] to
                           contact the authorized representative of each Merchant and to obtain such other and additional information as [Gateway Provider] may require to permit each Merchant to become a customer for the [Gateway Provider] Services. [Gateway Provider] may accept electronic transmission of Merchant Agreements in accordance with its then current policies.

                  2.2 EXECUTION OF A MERCHANT AGREEMENT BY A ORBIS. Orbis may enter into a Merchant Agreement in the capacity of a Merchant.

3.       [GATEWAY PROVIDER] OBLIGATIONS.

                  3.1      PROVISION OF SERVICES.

                  3.1.1 ORBIS SERVICES. During the Term, [Gateway Provider] will provide certain account management tools to Orbis in connection with support of Merchants, as such account management tools are (i) selected by Orbis upon set up of its account on the [Gateway Provider] Site and (ii) made available upon Orbis' successful log in to the [Gateway Provider] Site, as modified by [Gateway Provider] from time to time (the "ORBIS SERVICES").

                  3.1.2 [GATEWAY PROVIDER] SERVICES. Provided that the Merchant complies with all the terms and conditions of the Merchant Agreement, including without limitation those provisions with respect to payment, [Gateway Provider] agrees to use commercially reasonable efforts to provide to Merchants the Internet gateway transaction payment processing services for which Orbis enrolls Merchant for receipt in the applicable account configuration section of the [Gateway Provider] Site, as such services are modified from time to time (such services being the "[GATEWAY PROVIDER] SERVICES"), in accordance with the terms and conditions agreed by [Gateway Provider] and Merchant in the Merchant Agreement. (As used herein the [Gateway Provider] Services and Orbis Services are collectively referred to as the "SERVICES".)

         3.2 ACCEPTANCE OF MERCHANTS AS CUSTOMERS. Upon each occasion of a receipt by [Gateway Provider] of an original Merchant Agreement that has been duly executed by Merchant, [Gateway Provider] shall determine whether such Merchant qualifies (by reason of standards as [Gateway Provider] may from time to time impose) to become an [Gateway Provider] customer. [Gateway Provider] reserves the right to reject a Merchant at any time. In the event that [Gateway Provider] determines that the Merchant does not qualify to become an [Gateway Provider] customer, [Gateway Provider] shall so notify the Merchant and shall send a copy of such correspondence to Orbis. [Gateway Provider] may accept and initiate electronic transmissions of communications in accordance with its then current policies.

         3.3 PROVISION OF MARKETING MATERIALS. At no charge to Orbis, [Gateway Provider] may from time to time provide marketing materials advertising the [Gateway Provider] Services to Orbis for distribution by Orbis to its Merchants as part of Orbis' marketing efforts.

         3.4 CHANGES TO PRICING AND SERVICES. [Gateway Provider] reserves the right to (i) modify charges any time ([Gateway Provider] shall use commercially reasonable efforts to provide 30 days prior written notice of such additions, deletions or modifications to Orbis), and (ii) add, delete or modify the Services from time to time in its sole discretion.

4.       ORBIS OBLIGATIONS.

4.1      DUTIES OF ORBIS. At all times during the Term, Orbis shall:

                           (a) use best efforts to market, promote and obtain Merchant Agreements from the Merchants for the provision by [Gateway Provider] of the [Gateway Provider] Services;


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                           (b)      obtain and deliver Merchant Agreements to
                                    [Gateway Provider] in accordance with the provisions of Section 2;

                           (c) maintain adequate equipment and other resources to appropriately demonstrate the Services and market the Services as the preferred method of real time, transactions processing;

                           (d) place banner ads representing the Services on Orbis' web page, if any;

                           (e)      co-advertise service in Orbis'
                                    correspondence, newsletter, e-mail, etc. to existing customers; and

                           (f) keep [Gateway Provider] informed of any significant information relating to the marketing and distribution of the [Gateway Provider] Services, including:

                                    (i) the market conditions relating to the [Gateway Provider] Services (including significant inquiries from Merchants);

                                    (ii) Orbis' activities relating to the
                                    [Gateway Provider] Services (including
                                    significant new inquiries from Merchants);

                                    (iii) information regarding the existence of new competitors;

                                    (iv) suggestions made by Merchants or
                                    members of Orbis sales force for new
                                    [Gateway Provider] Services or enhancements;
                                    and

                                    (v) any knowledge of any infringement or attempted infringement by third parties of [Gateway Provider]'s trademarks or copyrights and of any disclosures or misappropriations of [Gateway Provider]'s Confidential Information (described in
                                    Section 7 hereof); and

                           (g) designate at least one (but no more than two) person(s) in its employment to be the contact person(s) ("ORBIS LIAISON(S)") to be trained by [Gateway Provider] as the primary person(s) responsible to train Orbis personnel ("ORBIS PERSONNEL").

                           4.1.1 RESPONSIBILITIES REQUIRED BY ORBIS OF ORBIS PERSONNEL. Orbis shall require that the Orbis Personnel be responsible to:

                           (a) receive training from Orbis Liaison(s) in connection with the Services;

                           (b) train and support current and new Merchants in connection with use of the Services; and

                           (c)      use best efforts to assist [Gateway
                                    Provider] in collecting initial set up
                                    information and handling associated matters needed to promptly provide the [Gateway Provider] Services to the Merchant, including without limitation:

                                    (i)      facilitating the addition of HTML
                                             or other code to the Merchants' web
                                             pages, in accordance with the
                                             reasonable request and procedure of
                                             [Gateway Provider]; and

                                    (ii)     delivering interface technical
                                             specifications to Merchant.

         4.2 TECHNICAL SUPPORT. Orbis is required to provide all support to Merchants. Only the Liaisons are authorized to contact [Gateway Provider] for any available technical support.

         4.3      PROHIBITED USE. Orbis may not attempt to, or actually:

                  (a) circumvent any security measure of the [Gateway Provider] POS Gateway;



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                  (b)      access any portion of the [Gateway Provider] POS
                           Gateway not expressly intended for use by Orbis, as set forth in this Agreement;

                  (c) modify, copy or distribute any page (or any code or programming therein) in the [Gateway Provider] POS Gateway other than as expressly permitted in writing by [Gateway Provider] (Orbis acknowledges that any permitted modification (including of the payment page) shall be subject to [Gateway Provider]'s final approval);

                  (d) create or modify a web page that sends information to any page of the [Gateway Provider] POS Gateway other than as expressly permitted in writing by [Gateway Provider]; or

                  (e) in any other way, with respect to or with the use of the Services or the [Gateway Provider] POS Gateway, engage in any activity, whether or not fraudulent or illegal, that would violate any party's rights or that is not expressly permitted by [Gateway Provider] in writing.

         4.4 EFFECT OF UNAUTHORIZED USE. Any attempt to use the Services provided herein in violation of Section 4.3 above and Section
                  5.2.2 below may result in additional fees and charges, in addition to any other remedies and rights of [Gateway Provider] as set forth in this Agreement or at law, including without limitation the payment by Orbis to [Gateway Provider] of any lost revenues as a result of provision by Orbis of the Services to any unauthorized entities or individuals. Orbis acknowledges and agrees that such payment would be considered liquidated damages and not a penalty of any kind.

         4.5 REPRESENTATIONS AND WARRANTIES. Orbis represents, warrants and covenants that Orbis will comply with all applicable federal, state and local laws, rules and regulations and with all rules and regulations imposed by entities having authority over Orbis.

         4.6 NO ADDITIONAL REPRESENTATIONS OR WARRANTIES. Orbis agrees that it shall make no representation, guarantees, or warranties regarding the [Gateway Provider] Services or Software that have not been authorized in writing by [Gateway Provider]. Orbis agrees that it shall not claim any affiliation with [Gateway Provider] and shall not attempt to or actually incur any liability on behalf of [Gateway Provider] or in any way pledge or purport to pledge the credit of [Gateway Provider].

         4.7 NON-COMPETE/NO SOLICITATION - NO HIRE. Orbis acknowledges that, as a result of this Agreement, Orbis will have access to information that is of a confidential and proprietary nature with respect to the provision of Orbis Services and [Gateway Provider] Services by [Gateway Provider]. Orbis agrees that it shall not develop or have developed directly or through a third party, any product or service that is similar to the Orbis Services or [Gateway Provider] Services. In addition, Orbis agrees that it shall not employ or make any offers to engage as an employee or subcontractor, an employee or former employee or subcontractor of [Gateway Provider] who is or has been associated with any of the activities related to this Agreement.

         4.8 NOTICE AND APPROVAL OF MARKETING EFFORTS. Orbis shall provide to [Gateway Provider] advance notice of all marketing plans, strategies, tactics and efforts regarding the [Gateway Provider] Services, and agrees not to engage in any marketing efforts with respect to the [Gateway Provider] Services that have not been presented to, and approved in advance by, [Gateway Provider]. Orbis acknowledges and agrees that [Gateway Provider] and others shall be entitled to engage in marketing efforts regarding the [Gateway Provider] Services.

         4.9 LIMITED USE AND DISPLAY OF [GATEWAY PROVIDER] SERVICES. Orbis shall not market, distribute or display the [Gateway Provider] Services or any portion thereof, either directly or indirectly, through any agent or otherwise, to any competitor of [Gateway Provider].

         4.10 EXCLUSIVITY. If Orbis elects to accept a branded site during the Term, Orbis agrees that, in return for such privilege, Orbis shall not market, license or sell any product or service that is competitive with the Services at any time during the Term.



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         4.11     SECURITY. The Orbis acknowledges that the security of the
                  Services is dependent on the protection by the Orbis and the Merchants of account names, logins and passwords that are administered as part of the Services. Orbis agrees that it will be responsible for maintaining its account name, login and password as confidential and for any activity that occurs as a result of Orbis enabling or permitting another person or entity to use its password. Orbis agrees to immediately notify [Gateway Provider] customer support at support@[Gateway Provider].com or [Gateway Provider's telephone number] in the event that (i) Orbis' password is lost or stolen, or (ii) Orbis becomes aware of any unauthorized use of its password or of any other breach of security that might affect the Services. Orbis acknowledges and agrees that [Gateway Provider] is not responsible for any loss or damage arising from Orbis' or Merchants' failure to comply with the provisions of this Section.

         4.12 AGREEMENTS WITH MERCHANTS. Orbis shall not enter into any agreement with a Merchant in connection with the Services that is not approved in writing by [Gateway Provider].

5.       LICENSE GRANTS AND LIMITATIONS.

         5.1      GRANT OF SOFTWARE LICENSE BY [GATEWAY PROVIDER].

                  5.1.1 DISTRIBUTION OF SOFTWARE. [Gateway Provider] grants Orbis a non-exclusive, non-assignable license with respect to the software, in HTML or any other format or programming, all updates and enhancements, new releases thereof (and all related instructions, manuals, materials, forms and other documentation) that [Gateway Provider] provides to Orbis from time to time, along with any updates thereto provided by [Gateway Provider] from time to time (the "SOFTWARE") solely to distribute the software to authorized Merchants.

                  5.1.2 LIMITATIONS ON LICENSE. Orbis shall not, and shall not cause any other party to (i) remove any of the copyright or other [Gateway Provider] proprietary notices from the Software; (ii) alter, modify or copy the Software or create derivative works from the Software; (iii) reverse engineer, decompile, disassemble or otherwise attempt to derive source code from the Software; (iv) license, sell, transfer, lease or disclose the Software or any of Orbis' rights under this Agreement, in whole or in part.

                  5.1.3 NO SUPPORT OBLIGATIONS. Unless otherwise agreed to by [Gateway Provider] in writing, [Gateway Provider] shall have no obligation to provide any changes, maintenance, or support to Orbis or any person with respect to the Software.

                  5.1.4 EXPORT CONTROLS. None of the Software or underlying information or technology may be exported or re-exported (A) into (or to a national or resident of): Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (B) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. Orbis agrees to the foregoing and represents and warrants that it is not located in, under the control of, or a national or resident of any such country or on any such list.

         5.2      GRANT OF LICENSE FOR MARKETING PURPOSES BY [GATEWAY PROVIDER].


                  5.2.1 [GATEWAY PROVIDER] TRADEMARKS. [Gateway Provider] hereby grants to Orbis a non-exclusive, non-transferable right and license to use [Gateway Provider]'s trademarks, service marks, copyrights and logos solely (i) in connection with advertising and marketing directed to Merchants in the form that such materials are provided to Orbis by [Gateway Provider] and (ii) as approved in writing by




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                           [Gateway Provider] upon the written request of Orbis.
                           Orbis agrees that no other public use will be made of the [Gateway Provider]'s trademarks, service marks, copyrights or logos.

                  5.2.2 USE OF ORBIS' AGENTS. The parties hereby agree that Orbis may use agents to sell the [Gateway Provider] Services to Merchants. Orbis agrees that it shall not directly or indirectly cause any such agent or any other third party to receive access to any Orbis Services or to the Orbis password or any other materials or information in connection with the Orbis Services provided to Orbis by [Gateway Provider].

                  5.2.3 GRANT OF LICENSE FOR MARKETING PURPOSES BY ORBIS. Orbis hereby grants to [Gateway Provider] a non-exclusive, non-transferable right and license to use Orbis' trademarks, service marks, copyrights and logos solely (a) for display on the Orbis' branded site (if any) in the form that they are provided to [Gateway Provider] by Orbis, (b) for display by [Gateway Provider] for the purpose of indicating that Orbis is an authorized Orbis of [Gateway Provider], and (c) as approved in writing by Orbis upon the written request of [Gateway Provider]. [Gateway Provider] agrees that no other public use will be made of the Orbis' trademarks, service marks, copyrights or logos.

6        OWNERSHIP OF IDEAS, DATA AND SERVICES.


         6.1 IDEAS, TRANSACTION DATA AND SERVICES. Subject to requirements of all applicable laws, [Gateway Provider] shall own all right, title and interest to the Services and any information entered into or captured by the [Gateway Provider] POS Gateway from any source, any aggregated data sets of, or other work derived from, such information, and any information that otherwise results from or is in connection with the provision of the Services ("TRANSACTION DATA"), and any modifications, enhancements, or derivative works arising from the provision of the Services.

         6.2 SOFTWARE. [Gateway Provider] shall retain all title, copyright and other proprietary rights in the Software and any derivative works thereof. Orbis does not acquire any rights, express or implied, in the Software and derivative works other than those specified herein. [Gateway Provider] also retains title to all media used to supply the Software to Orbis.

         6.3 ASSIGNMENT OF OWNERSHIP RIGHTS. Without limiting the generality of Section 6.1 and Section 6.2, if and to the extent that Orbis may be entitled to claim any ownership interest in the Services or any ideas or concepts or materials developed by [Gateway Provider] pursuant to this Agreement, Orbis hereby irrevocably transfers, grants, conveys, assigns, and relinquishes exclusively to [Gateway Provider], without further consideration, all of the Orbis' right, title, and interest in and to such ideas, concepts or materials, under patent, copyright and/or trade secret law, as such exist from and after the moment of inception. Orbis shall perform any acts that [Gateway Provider] may reasonably request to evidence more fully the transfer of ownership of such ideas, concepts or materials to the fullest extent possible, including without limitation making written assignments in such form as may be requested by [Gateway Provider].


7        CONFIDENTIALITY.

         7.1 CONFIDENTIAL INFORMATION. "CONFIDENTIAL INFORMATION" means (i) business or technical information of either party, including, without limitation, information relating to a party's product plans, designs, costs, prices, finances, marketing plans, business opportunities, personnel, research, development, know-how or the pricing information available to its customers; and (ii) any information designated "confidential" or "proprietary"; (iii) Transaction Data; (iv) Software and
                  (v) the terms and conditions of this Agreement and any Merchant Agreement or communication.




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         7.2      CONFIDENTIALITY OBLIGATIONS. Each party agrees: (i) that it will not use or disclose to any third person any Confidential Information disclosed to it by any other party except as expressly permitted in this Agreement; and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which measures will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

         7.3 EXCLUSIONS. This Section 7 will not prevent either party from disclosing information that (i) is owned by such party or its affiliates (including, with respect to [Gateway Provider], any of the Transaction Data) or is already known by the recipient party or its affiliates without an obligation of confidentiality other than under this Agreement, (ii) is publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) is rightfully received from a third party, provided that the source is not bound by a confidentiality agreement, or (iv) is independently developed by employees of a party or an affiliate of a party without use of the other party's Confidential Information. If Confidential Information is required to be disclosed pursuant to a requirement of a governmental authority, such Confidential Information may be disclosed pursuant to such requirement so long as the party required to disclose the Confidential Information, to the extent possible, (a) provides the other party with timely prior notice of such requirement and coordinates with such other party in an effort to limit the nature and scope of such required disclosure and (b) uses commercially reasonable efforts to ensure that, within applicable law, such Confidential Information will not be further disclosed.

         1.4 NO LICENSE. Nothing contained in this Section 7 will be construed as obligating a party to disclose its Confidential Information to any other party, or as granting to or conferring on a party, expressly or implied, any patent, copyright, trademark, trade name, trade secret, or other intellectual property rights or any license to the Confidential Information of the other party.

         1.4 LOSS OF CONFIDENTIAL INFORMATION. In the event of any breach by the recipient party of this Section 7 that results in a disclosure or loss of, or inability to account for, any Confidential Information of the furnishing party, the receiving party shall promptly, at its own expense: (i) notify the furnishing party in writing; (ii) take such commercially reasonable actions as may be necessary or reasonably requested by the furnishing party to minimize the breach; and (iii) cooperate in all reasonable respects with the furnishing party to minimize the breach and any damage resulting therefrom.

8        SAFEGUARDING OF DATA.

         8.1 GENERALLY. As between Orbis on the one hand, and [Gateway Provider] on the other hand, information relating to Merchants or their respective affiliates or customers, whether or not marked "confidential" and whether disclosed in tangible or in intangible (e.g., oral or visual) form, including, without limitation, all Transaction Data, is Confidential Information of [Gateway Provider] (regardless of whether Orbis also executes a Merchant Agreement). Subject to the provisions of
                  Section 7, Orbis shall have access to and may make use of Transaction Data to the extent reasonably necessary to verify payment and provide service to its Merchants and as the Merchant otherwise may expressly authorize and not for any other purpose. Upon expiration or termination of this Agreement for any reason, or upon [Gateway Provider]'s request, Orbis shall promptly return to [Gateway Provider] all of the Transaction Data in Orbis' possession, including backup and archival copies (and shall destroy any electronic copies of the Transaction Data that it may have, in whatever form), except to the extent that Orbis is lawfully required to maintain such information.

         8.2 SAFEGUARDING OF DATA. Orbis shall maintain appropriate safeguards, consistent with prevailing industry standards, against the destruction, inappropriate disclosure (including display of the Transaction Data on a non-secure browser), wrongful access or use, loss or alteration of the Transaction Data in its possession, but in no event less than reasonable safeguards.




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9.       FEES; PAYMENT. Fees are as set forth on Exhibit B, as such Exhibit B is modified from time to time by [Gateway Provider] with thirty (30) days' notice to Orbis.

         9.1 METHODOLOGY. [Gateway Provider] will invoice and may collect amounts due only from the Orbis, except as otherwise set forth in Section 9.3. Orbis shall pay to [Gateway Provider] all amounts invoiced by [Gateway Provider] as set forth in this
                  Section 9.

         9.2 METHOD OF PAYMENT TO [GATEWAY PROVIDER]. [Gateway Provider] will invoice Orbis by Internet email or other electronic means as agreed by the parties by the 3rd of the month for amounts due and any costs resulting from non-payment by Orbis of any amounts due hereunder. Orbis agrees that, on or after the 10th of each month during the term of this Agreement, [Gateway Provider] may use (i) an ACH debit or (ii) the Orbis credit card for the collection of payment for amounts due.

         9.3 NON-PAYMENT BY ORBIS. Orbis will be considered in breach of this Agreement if payment of any amounts due hereunder is not received by [Gateway Provider] by the 10th of each month. In such event, Orbis agrees [Gateway Provider] may invoice, and collect fees due directly from, Merchants.

10.      TERM AND TERMINATION; EQUITABLE RELIEF.

         10.1 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement for any reason, or for no reason, upon 30 days prior written notice.

         10.2 MATERIAL DEFAULT. Notwithstanding the provisions of Section 10.1, in the event that Orbis has failed to pay any amount when due or is in breach or default of any other material obligation set forth in this Agreement, [Gateway Provider] may:

                  (i) terminate this Agreement if such breach remains uncured for a period of 5 days after such notice, provided, however, that if Orbis is in breach of Sections 4.3, 5.1.2, 5.2.2 or 7, [Gateway Provider] shall have the right to terminate this Agreement immediately; and

                  (ii) exercise any right or remedy available to it at law or in equity.

         10.3     OBJECTIONABLE PRACTICES. Notwithstanding the provisions of
                  Section 10.1, [Gateway Provider] reserves the right to monitor the practices of Orbis to determine, in the sole discretion of [Gateway Provider], if the practices are detrimental to or inconsistent with the achievement of [Gateway Provider]'s business objectives and overall marketing strategy, and, if [Gateway Provider] makes such a determination, [Gateway Provider] may terminate this Agreement at any time by providing 5 days' prior written notice to Orbis.


         10.4 EFFECT OF TERMINATION. UPON TERMINATION OF THIS AGREEMENT, ORBIS WILL CEASE USING ANY OF THE SERVICES, AND WILL ALSO CEASE USING AND WILL RETURN OR DESTROY, ALL COPIES OF THE SOFTWARE IN ORBIS' POSSESSION. ORBIS' OBLIGATION TO PAY AMOUNTS FOR [GATEWAY PROVIDER] SERVICES RECEIVED HEREUNDER SHALL SURVIVE TERMINATION OF THIS AGREEMENT FOR ANY REASON.


         10.5 EQUITABLE RELIEF. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, ORBIS UNDERSTANDS THAT IN THE EVENT OF ITS BREACH OR THREATENED BREACH OF ANY OF SECTIONS 4.3, 5.1.2, 5.2.2, OR 7, [GATEWAY PROVIDER] WILL NOT HAVE A SUFFICIENT REMEDY AT LAW IN DAMAGES, AND ACCORDINGLY SHALL BE ENTITLED TO INJUNCTIVE RELIEF, AND NO SPECIFIC LEGAL OR EQUITABLE REMEDY SET FORTH HEREIN SHALL BE CONSTRUED AS A WAIVER OF ANY LEGAL OR EQUITABLE REMEDY AVAILABLE TO [GATEWAY PROVIDER] IN THE EVENT OF A BREACH OR THREATENED BREACH OF SUCH SECTIONS BY ORBIS.

         11.      LIMITATION OF WARRATIES; LIMITATION OF LIABILITY.

         11.1 LIMITATION OF WARRANTIES. THE USE OF THE SERVICES AND SOFTWARE IS SOLELY AT ORBIS' OWN RISK. THE SERVICES AND SOFTWARE ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. [GATEWAY PROVIDER] EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND WITH RESPECT TO THE SERVICES AND SOFTWARE, WHETHER EXPRESS OR IMPLIED INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. [GATEWAY PROVIDER] MAKES NO WARRANTY THAT THE SERVICES OR SOFTWARE WILL MEET ORBIS' REQUIREMENTS, OR WILL BE UNINTERRUPTED, TIMELY, SECURE, CURRENT, ACCURATE, COMPLETE OR ERROR-FREE OR THAT THE RESULTS THAT MAY BE OBTAINED BY USE OF THE SERVICES AND SOFTWARE WILL BE ACCURATE OR RELIABLE. ORBIS UNDERSTANDS AND ACKNOWLEDGES THAT ORBIS' SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY DEFECT IN OR DISSATISFACTION WITH THE SERVICES AND SOFTWARE IS TO CEASE TO USE THE SERVICES OR SOFTWARE.


         11.2 LIMITATION OF LIABILITY. ORBIS EXPRESSLY UNDERSTANDS AND AGREES THAT [GATEWAY PROVIDER] SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA LOSS OR CORRUPTION, STOLEN OR MISUSED PASSWORDS, OR BREACHES IN SYSTEM SECURITY, OR OTHER LOSSES (EVEN IF [GATEWAY PROVIDER] HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) RESULTING FROM: (I) THE USE OF, OR INABILITY TO USE, THE SERVICES OR SOFTWARE, (II) THE COST OF PROCUREMENT OF ANY SUBSTITUTE PRODUCTS AND/OR SERVICES AND/OR SOFTWARE RESULTING FROM ANY PRODUCTS, DATA, INFORMATION OR SERVICES OBTAINED OR WHICH ORBIS WAS UNABLE TO OBTAIN OR TRANSACTIONS EFFECTED OR FAILED TO BE EFFECTED,
                  (III) ANY LINK PROVIDED IN CONNECTION WITH THE SERVICES OR SOFTWARE, (IV) ANY UNAUTHORIZED ACCESS TO TRANSACTION DATA, OR
                  (V) ANY MATTER OTHERWISE RELATED TO ORBIS' OR ANY MERCHANT'S USE OF THE [GATEWAY PROVIDER] SITE OR THE SERVICES OR SOFTWARE. ORBIS AGREES THAT ITS SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO THE SERVICES AND SOFTWARE IS TO CEASE TO USE THE SERVICES OR SOFTWARE.


12. INDEMNIFICATION. Each of the parties agrees to indemnify, hold harmless and defend the other party and its affiliates and their respective officers, directors, shareholders, employees, and agents against any third party claim or action brought against such other party or any of its affiliates, and its respective officers, directors, shareholders, employees, and agents, relating to or arising out of (a) any action for intellectual property infringement relating to acts and/or materials supplied or approved by the other party, (b) any claim of fraudulent, misleading or deceptive advertising based upon advertising materials or content supplied or approved by the other party with respect to such party's products or services and (c) any breach of any representation and warranty contained in Section 4. THE PROVISIONS OF SUBSECTIONS (A) AND (B) OF THIS SECTION 12 SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE INDEMNITEES, AND THE ENTIRE OBLIGATION AND LIABILITY OF THE INDEMNITOR, AS TO ANY INFRINGEMENT CLAIMS IN CONNECTION WITH THIS AGREEMENT.


13.      GENERAL PROVISIONS.

         13.1 FORCE MAJEURE. [Gateway Provider] shall not be liable for any delay or failure due to acts of God, natural disaster, labor shortages or disputes, changes in law, riots, war, epidemics, acts or omissions of vendors or suppliers, transportation, communication or energy difficulties, disruptions, delays, suspensions or terminations or other occurrences which are beyond [Gateway Provider]'s reasonable control.

         13.2 GENERAL PRACTICES REGARDING STORAGE. Orbis understands and agrees that [Gateway Provider] may from time to time establish and revise practices and limitations concerning

                  Orbis' use of the Services. Orbis agrees that [Gateway Provider] shall have no liability for the deletion or failure to store any communications or other content maintained on the site used in connection with the provision of the Services or transmitted using the Services.

         13.3 NO WAIVER. The delay or omission by a party to exercise or enforce any right or power of any provision of this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. A waiver by a party hereto of any of the covenants to be performed by any other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

         13.4 ENTIRE AGREEMENT. This Agreement and the exhibits hereto, together constitute the complete and exclusive agreement between the parties hereto, and supersede any and all prior agreements of the parties with respect to the subject matter hereof, unless Orbis also enters into a Merchant Agreement with [Gateway Provider], in which case both the Merchant Agreement and this Agreement shall be effective and enforceable. This Agreement may only be modified, or any rights under it waived, by a written document executed by the parties. The foregoing provisions of this Section 13.4 shall not limit [Gateway Provider]'s right to modify Exhibit B with thirty (30) days' notice to Orbis as set forth in Article 9.

         13.5 PUBLICITY. Except as required by law or provided in this Agreement, no party will make, directly or indirectly, any public comment, statement, press release or other announcement or communication relating to the terms and conditions of this Agreement without the prior written approval of all other parties. If a party is required by law to make any such disclosure, it first shall provide notice to the other party of the content of the proposed disclosure, the reason(s) that such disclosure is required by law, and the time and place that the disclosure will be made. Notwithstanding the foregoing provisions, [Gateway Provider] shall have the right to list Orbis on the [Gateway Provider] Site or in [Gateway Provider] marketing materials as a customer of [Gateway Provider].

         13.6 ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Orbis shall not assign, sell, trade, cause to be assumed, or otherwise transfer this Agreement or any rights granted to Orbis herein without the prior written consent of [Gateway Provider]. For the purposes of this
                  Section 13.6, any assignment by operation of law, under an order of any court or pursuant to any plan of merger, consolidation or liquidation shall be deemed an assignment for which prior consent is required, and any assignment made without such consent shall be void and of no effect as between the parties.

         13.7 LIMITATIONS; GOVERNING LAW. Merchant agrees that any cause of action arising out of or relating to this Agreement must commence within one (1) year after the cause of action arose; otherwise, such cause of action is permanently barred. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois without regard to or application of conflicts of law rules or principles. The parties each consent to exclusive jurisdiction of the state and federal courts sitting in Cook County, Illinois.

         A NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given if sent by prepaid registered or certified United States mail, return receipt requested, overnight mail with a nationally recognized overnight mail courier, or sent by facsimile or similar communication, and confirmed by such mail, postage prepaid, addressed to another party at the address shown below or at such other address for which such party gives notice hereunder. In the case of notice from [Gateway Provider] to Orbis, the parties agree that, except in the case of termination of this Agreement, [Gateway Provider] may, in its sole discretion, provide notice by electronic means (including without limitation, by e-mail). Notices will be deemed given 5 business days after deposit in the U.S. Mail, two business days after deposit with an overnight mail courier, or when confirmation of receipt is obtained if sent by facsimile or similar communication, or if by personal delivery, when received, as applicable:

                  [GATEWAY PROVIDER]:                             WITH A COPY TO:

                  ORBIS:                                          WITH A COPY TO:
                  ____________________________________            ____________________________________
                                                                  ____________________________________



         13.9 NO AGENCY. The parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other, except as expressly provided herein. This Agreement will not be construed to create or imply any partnership, agency or joint venture.


         13.10 INTEREST. Any payment due to [Gateway Provider] under this Agreement, which is not paid when due, shall accrue interest at a rate equal to 1.5% per month or the highest amount allowed by law.


         13.11 SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision or portion of this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.


         13.12    SURVIVAL. Sections 4.3, 4.4, 4.5, 4.7, 6, 7, 8, 10, 11 and 12
                  and this Section 13 shall survive termination or expiration of this Agreement for any reason.


         13.13 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


         13.14 HEADINGS. Section headings are included for convenience of reference only and do not describe the sections to which they relate.


         13.15 EFFECTIVE. This Agreement shall not be enforceable against [Gateway Provider] until signed by an authorized [Gateway Provider] representative.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties executed this Agreement as of the Effective Date.

[NAME OF GATEWAY PROVIDER}.                               ORBIS DEVELOPMENT, INC.
NAME:

                                                          NAME: _______________________________________
TITLE: CHIEF EXECUTIVE OFFICER                            TITLE: ________________________________________
DATE: ________________________________________            DATE: ________________________________________

                                    EXHIBIT C

                              MERCHANT APPLICATION

                           [NAME OF GATEWAY PROVIDER}.
                      MERCHANT GATEWAY PROCESSING AGREEMENT


         This Merchant Gateway Processing Agreement (this "Agreement") is made by and between [Name of Gateway Provider], a Delaware corporation ("Provider"), having offices [address of Gateway Provider], and ________________________________________________ ("Merchant"), having offices at
______________________________________________________________________________.


In consideration of the premises set forth herein, Provider and Merchant hereby agree as follows:

1   DEFINITIONS.

         a CONFIDENTIAL INFORMATION. "Confidential Information" means (i) business or technical information or materials of Provider, including, without limitation, information relating to Provider's product plans, designs, costs, prices, finances, marketing plans, business opportunities, personnel, research, development, know-how or the pricing information available to Provider's customers; (ii) any information designated "confidential" or "proprietary"; (iii) Transaction Data; (iv) Software; and (v) the terms and conditions of this Agreement or any other communication.

         a CUSTOMER. "Customer" means any customer, client, member or entity that directly purchases goods or services from Merchant.

         a PROVIDER POS GATEWAY. "Provider POS Gateway" means the electronic payment system(s) through which Provider (i) acts as an intermediary between multiple merchants, customers, third party processors, issuing banks and acquiring banks to facilitate payment authorizations and settlement over the Internet, and (ii) provides management reports, management tools, fraud controls, security and the capability to interface easily with other computer software and web sites to share information, collectively with the Provider Site.

         a PROVIDER SITE. "Provider Site" means collectively the web site located at the URL https://secure.[Gateway Provider].com and the web site located at the URL www.[Gateway Provider].com and all other public servers within the Provider domain on the Internet.

         a ORBIS. "Orbis" means the entity that enrolls Merchant for receipt of Internet gateway transaction payment processing services in the applicable account configuration section of the Provider Site.

         a SERVICES. "Services" means the Internet gateway transaction payment processing services for which Orbis enrolls Merchant for receipt in the applicable account configuration section of the Provider Site, as such services are modified from time to time.

         a SOFTWARE. "Software" means the software in HTML or any other format or programming, all updates and enhancements, and new releases thereof (and all related instructions, manuals, materials, forms and other documentation) that Provider or Orbis provides to Merchant from time to time, along with any updates thereto.

         a TRANSACTION DATA. "Transaction Data" means any information entered into or captured by the POS Gateway from any source, any aggregated data sets of, or other work derived from, such information, and any information that otherwise results from or is in connection with the provision of the Services.

1 SERVICES. On the terms and conditions set forth in this Agreement, Provider agrees to provide the Services. Provider reserves the right to add, delete or modify the Services from time to time in its sole discretion.

1   MERCHANT OBLIGATIONS.

         a MERCHANT APPLICATION. Merchant shall complete the Merchant Application, attached hereto as Exhibit A.

                  i APPLICATION CONFIRMATION. From time to time, Merchant shall confirm the accuracy of the Merchant application information that has been provided by Merchant and Orbis, in accordance with the reasonable request and procedure of Provider.

                  ii VERIFICATION OF MERCHANT INFORMATION. Merchant hereby authorizes Provider to investigate and verify the information herein and the information concerning Merchant provided by Merchant or Orbis. For this purpose, Provider may utilize credit bureau or reporting agencies or other entities, including agents of Provider.

         a   MERCHANT USE OF SERVICES.

                  i MERCHANT'S RIGHTS OF USE. Merchant understands that Merchant has the non-exclusive, non-transferable right to use the Services only to process orders of the Customers and that Merchant may not use the Services on behalf of any other entity or individual.

                  ii   PROHIBITED USE. Merchant may not attempt to, or actually:


                           A circumvent any security measure of the Provider POS Gateway;

                           A access any portion of the Provider POS Gateway not expressly intended for use by Merchant, as set forth in this Agreement;

                           B modify, copy or distribute any page (or any code or programming therein) in the Provider POS Gateway other than as expressly permitted in writing by Provider (Merchant acknowledges that any permitted modification (including of the payment page) shall be subject to Provider's final approval);

                           A    create or modify a web page that sends
                                information to any page of the Provider POS
                                Gateway other than as expressly permitted in writing by Provider; or

                           A in any other way, with respect to or with the use of the Services or the Provider POS Gateway, engage in any activity, whether or not fraudulent or illegal, activity or any activity that would violate any party's rights or that is not expressly permitted by Provider in writing.

                  iii EFFECT OF UNAUTHORIZED USE. Any attempt to use the Services provided herein in violation of clauses (i) and
                       (ii) above may result in additional fees and charges, in addition to any other remedies and rights of Provider as set forth in this Agreement or at law, including without limitation the payment by Merchant to Provider of any lost revenues as a result of provision by Merchant of the Services to any unauthorized entities or individuals. Merchant acknowledges and agrees that such payment would be considered liquidated damages and not a penalty of any kind.

         a   FEES AND PAYMENT.

                  i FEES. Merchant shall pay Orbis the amounts that are required by any agreement between Orbis and Merchant; provided, however, that if Orbis does not timely provide to Provider such portion of such amounts that is required by Provider, Merchant shall pay Provider the applicable amounts as set forth in Provider's Orbis pricing, as modified by Provider from time to time. Orbis and (if applicable pursuant to the prior sentence) Provider reserve the right to modify fees and charges from time to time in its sole discretion and shall use commercially reasonable efforts to provide 30 days prior written notice to Merchant.

                  ii   PAYMENT.

                           A METHOD OF PAYMENT. Merchant agrees that, on the first of each month during the term of this Agreement, Orbis, or as applicable Provider, may use (i) an ACH debit or (ii) the Merchant credit card for the collection of payment for amounts due.

                           A FAILURE TO TIMELY PAY; REACTIVATION. If amounts due have not been paid to Orbis or Provider by the first business day following the 10th day of the month, Merchant will be deemed in default and (i) Merchant will incur a $10 collection charge and (ii) the Services will be disconnected. The Services may be restored upon Merchant's payment in full of all past due and collection charges and fees, plus interest accruing at a rate equal to 1.5% per month or the highest amount allowed by law (whichever is higher), in addition to a $25 reactivation fee. Merchant agrees to pay all costs and expenses of whatever nature, including attorneys' fees and other legal expenses, incurred by or on behalf of Orbis or Provider in connection with the collection of any unpaid charges and fees.

         a SECURITY. The Merchant acknowledges that the security of the Services is dependent on the protection by the Merchant of its account name, login and password that are administered as part of the Services. Merchant agrees that it will be responsible for maintaining its account name, login and password as confidential and for any activity that occurs as a result of Merchant enabling or permitting another person or entity to use its password. Merchant agrees to immediately notify Provider customer support at support@[Gateway Provider].com or 847-490-7980 in the event that
             (i) Merchant's password is lost or stolen, or (ii) Merchant becomes aware of any unauthorized use of its password or of any other breach of security that might affect the Services. Merchant acknowledges and agrees that Provider is not responsible for any loss or damage arising from Merchant's failure to comply with the provisions of this Section.

         a NON-COMPETE. Merchant acknowledges that, as a result of this Agreement, Merchant will have access to information that is of a confidential and proprietary nature with respect to the provision of Services. Merchant agrees that it shall not develop or have developed directly or through a third party, and shall not directly or indirectly market, license or sell, any product or service that is similar to or competitive with the Services at any time during the term of this Agreement and for a period of two (2) years after the expiration or termination of this Agreement.

1   LICENSE GRANTS AND LIMITATIONS.

         a   USE OF SOFTWARE.

                  i GRANT OF LICENSE. Subject to the terms and conditions set forth herein, including but not limited to Section 3(c), Provider hereby grants to Merchant a non-exclusive, non-assignable license to use the Software solely for the purposes expressly permitted in writing by Provider (the "Authorized Usage"). Merchant does not acquire any rights, express or implied, in the Software, other than those specified in this License.

                  ii LIMITATIONS ON LICENSE. Merchant shall not, and shall not cause any other party to (i) remove any of the copyright or other Provider proprietary notices from the Software;
                       (ii) alter, modify or copy the Software or create derivative works from the Software other than as expressly described in the documentation of such Software; (iii) reverse engineer, decompile, disassemble or otherwise attempt to derive source code from the Software; (iv) license, sell, transfer, lease or disclose the Software or any of Merchant's rights under this Agreement, in whole or in part.

                  iii NO SUPPORT OBLIGATIONS. Unless otherwise agreed to by Provider in writing, Provider shall have no obligation to provide any changes, maintenance, or support to Merchant or any person with respect to the Software.

                  v EXPORT CONTROLS. None of the Software or underlying information or technology may be exported or re-exported
                       (A) into (or to a national or resident of): Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (B) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. Merchant agrees to the foregoing and represents and warrants that it is not located in, under the control of, or a national or resident of any such country or on any such list.

         a LICENSE TO USE MERCHANT TRADEMARKS. Merchant hereby grants to Provider a non-exclusive, non-transferable right and license to use Merchant's trademarks, service marks, copyrights and logos in connection with the set-up of Version 2 of the Payment Form as found on the Provider POS Gateway and in connection with the use of the Services by Merchant. Provider agrees that no other public use will be made of Merchant's trademarks, service marks, copyrights or logos.

1 SUPPORT. Merchant acknowledges and agrees that Orbis will provide customer support to Merchant and that Provider shall not be responsible for providing customer support to Merchant. Merchant shall refer all of its customer support requests to Orbis.

1   OWNERSHIP.

         a IDEAS, TRANSACTION DATA AND SERVICES. Subject to requirements of all applicable laws, Provider shall own all right, title and interest to the Services, the Transaction Data and any modifications, enhancements, or derivative works arising from the provision of the Services; provided, however, that to the extent that Provider has obtained, solely under this Agreement, personally identifying information of either Merchant or any customer of Merchant, Provider shall not sell such information to any third party.

         a SOFTWARE. Provider shall retain all title, copyright and other proprietary rights in the Software and any derivative works thereof. Merchant does not acquire any rights, express or implied, in the Software or such derivative works other than those specified herein. Provider also retains title to all media used to supply the Software to Merchant.

         a   ASSIGNMENT OF OWNERSHIP RIGHTS. Without limiting the generality of
             Section 6(a) and Section 6(b), if and to the extent that Merchant may be entitled to claim any ownership interest in the Services or any ideas or concepts or materials developed by Provider pursuant to this Agreement, Merchant hereby irrevocably transfers, grants, conveys, assigns, and relinquishes exclusively to Provider, without further consideration, all of the Merchant's right, title, and interest in and to such ideas or concepts or materials, under patent, copyright and/or trade secret law, as such exist from and after the moment of inception. Merchant shall perform any acts that Provider may reasonably request to evidence more fully the transfer of ownership of such ideas or concepts or materials to the fullest extent possible, including without limitation, making written assignments in such form as may be requested by Provider.

1   SAFEGUARDING OF DATA.

         a GENERALLY. As between Merchant on the one hand, and Provider on the other hand, information relating to Customers, whether or not marked "confidential" and whether disclosed in tangible or in intangible (e.g., oral or visual) form, including, without limitation, all Transaction Data, is Confidential Information of Provider. Subject to the provisions of Section 9, Merchant shall have access to and may make use of Transaction Data to the extent reasonably necessary to verify payment and provide service to its Customers and as the Customer otherwise may expressly authorize and not for any other purpose. Upon expiration or termination of this

             Agreement for any reason, or upon Provider's request, Merchant shall promptly return to Provider all of the Transaction Data in Merchant's possession, including backup and archival copies (and shall destroy any electronic copies of the Transaction Data that it may have, in whatever form), except to the extent that Merchant is lawfully required to maintain such information.

         a SAFEGUARDING OF DATA. Merchant shall maintain appropriate safeguards, consistent with prevailing industry standards, against the destruction, inappropriate disclosure (including display of the Transaction Data on a non-secure browser), wrongful access or use, loss or alteration of the Transaction Data in its possession, but in no event less than reasonable safeguards.

1 MERCHANT WARRANTIES. Merchant makes the following representations and warranties to Provider:

         a Statements made by Merchant in this Agreement, and all statements in any other document relating to the subject matter hereof, by Merchant or on Merchant's behalf, are true, accurate and complete in all material respects.

         a Merchant is duly licensed to conduct business under the laws of any state, county and city in which Merchant is located.

         a Merchant and Customer use of the Services and Software shall be only for lawful purposes and shall not violate any federal, state, or local laws.

2   CONFIDENTIALITY.

         a CONFIDENTIALITY OBLIGATIONS. Merchant agrees: (i) that it will not use or disclose to any third person any Confidential Information disclosed to it by any other party except as expressly permitted in this Agreement; and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control, which measures will in no event be less than the measures Merchant uses to maintain the confidentiality of its own information of similar importance.

         a NO LICENSE. Nothing contained in this Section 9 will be construed as obligating Provider to disclose its Confidential Information to any other party, or as granting to or conferring on Merchant, expressly or implied, any patent, copyright, trademark, trade name, trade secret, or other intellectual property rights or any license to the Confidential Information of Provider.

         a LOSS OF CONFIDENTIAL INFORMATION. In the event of any breach by Merchant of this Section 9 that results in a disclosure or loss of, or inability to account for, any Confidential Information, the Merchant shall promptly, at its own expense: (i) notify Provider in writing; (ii) take such commercially reasonable actions as may be necessary or reasonably requested by Provider to minimize the breach; and (iii) cooperate in all reasonable respects with Provider to minimize the breach and any damage resulting therefrom.

1   INDEMNIFICATION; INFRINGEMENT REMEDIES.

         a MERCHANT INDEMNIFICATION. Merchant agrees to indemnify, hold harmless, protect and defend Provider and its affiliates and their officers, directors, shareholders, employees, and agents (individually and collectively, "Indemnitee") against any claim, action, loss, damages, demands or liability, including without limitation attorneys' fees, brought against Indemnitee, in any way relating to or arising out of:

                  i any action for intellectual property infringement relating to acts and/or information or content supplied or approved by Merchant and its affiliates and their officers, directors, shareholders, employees, and agents (individually and collectively, "Indemnitor");

                  ii any breach of this Agreement, including but not limited to any breach of any representation and warranty contained in Section 8 by Merchant;

                  iii any negligent, fraudulent, willful, or intentional acts or omissions of Indemnitor;

                  iv any claim that Indemnitor violated any law, rule or regulation;

                  v any failure of Provider to provide, or delay in the provision of, the Services; or

                  vi   any use by Merchant or Customers of the Services.

                  vii This Section 10(a) shall survive expiration or termination of this Agreement for any reason.

         a SERVICES OR SOFTWARE REMEDIES. If the Services or Software are held or believed by Provider to infringe any third party's rights, Provider shall have the option, at its expense, to (a) modify the Services and Software to be non-infringing; or (b) obtain for Merchant a license to continue using the Services or Software. If it is not commercially reasonable to perform either of the above options, then Provider may terminate the license with respect to the infringing portion of the Services or Software. THIS SECTION 10 STATES PROVIDER'S ENTIRE LIABILITY AND MERCHANT'S EXCLUSIVE REMEDY FOR ANY INFRINGEMENT.

         1   TERMINATION; EQUITABLE RELEIF.

         a TERMINATION BY EITHER PARTY. Either party may terminate this Agreement for any reason, or for no reason, upon 30 days prior written notice.

         b MATERIAL DEFAULT. Notwithstanding the provisions of Section 11(a), in the event that Merchant has failed to pay any amount when due or is in breach or default of any other material obligation set forth in this Agreement, Provider may:

                  i terminate this Agreement if such breach remains uncured for a period of 5 days after such notice, provided, however, that if Merchant is in breach of Sections 3(b), 4(a)(ii) or 9, Provider shall have the right to terminate this Agreement immediately; and

                  ii exercise any right or remedy available to it at law or in equity.

         a OBJECTIONABLE PRACTICES. Notwithstanding the provisions of Section 11(a), Provider reserves the right to monitor the practices of Merchant to determine, in the sole discretion of Provider, if the practices are detrimental to or inconsistent with the achievement of Provider's business objectives and strategy, and, if Provider makes such a determination, Provider may terminate this Agreement at any time by providing 5 days' prior written notice to Merchant.

         a EFFECT OF TERMINATION. Upon termination of this Agreement, Merchant will cease using any of the Services, and will also cease using and will return or destroy, all copies of the Software in Merchant's possession.

         a EQUITABLE RELIEF. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, MERCHANT UNDERSTANDS THAT IN THE EVEN OF ITS BREACH OR THREATENED BREACH OF ANY OF SECTIONS 3(B), 4(A)(II) OR 9, PROVIDER WILL NOT HAVE SUFFICIENT REMEDY AT LAW IN DAMAGES, AND ACCORDINGLY SHALL BE ENTITLED TO INJUNCTIVE RELIEF, AND NO SPECIFIC LEGAL OR EQUITABLE REMEDY SET FORTH HEREIN SHALL BE CONSTRUED AS A WAIVER OF ANY OTHER LEGAL OR EQUITABLE REMEDY AVAILABLE TO PROVIDER IN THE EVENT OF A BREACH OR THREATENED BREACH OF SUCH SECTIONS BY MERCHANT.

1   LIMITATION OF WARRANTIES; LIMITATION OF LIABILITY.

         a LIMITATION OF WARRANTIES. THE USE OF THE SERVICES AND SOFTWARE IS SOLELY AT MERCHANT'S OWN RISK. THE SERVICES AND SOFTWARE ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. Provider EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND WITH RESPECT TO THE SERVICES AND SOFTWARE, WHETHER EXPRESS OR IMPLIED INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Provider MAKES NO WARRANTY THAT THE SERVICES OR SOFTWARE WILL MEET MERCHANT'S REQUIREMENTS, OR WILL BE UNINTERRUPTED, TIMELY, SECURE, CURRENT, ACCURATE, COMPLETE OR ERROR-FREE OR THAT THE RESULTS THAT MAY BE OBTAINED BY USE OF THE SERVICES AND SOFTWARE WILL BE ACCURATE OR RELIABLE. MERCHANT UNDERSTANDS AND ACKNOWLEDGES THAT MERCHANT'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY DEFECT IN OR DISSATISFACTION WITH THE SERVICES IS TO CEASE TO USE THE SERVICES AND SOFTWARE.

         a LIMITATION OF LIABILITY. MERCHANT EXPRESSLY UNDERSTANDS AND AGREES THAT Provider SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA LOSS OR CORRUPTION, STOLEN OR MISUSED PASSWORDS, OR BREACHES IN SYSTEM SECURITY, OR OTHER LOSSES (EVEN IF Provider HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) RESULTING FROM: (i) THE USE OF, OR INABILITY TO USE, THE SERVICES OR SOFTWARE, (ii) THE COST OF PROCUREMENT OF ANY SUBSTITUTE PRODUCTS AND/OR SERVICES AND/OR SOFTWARE RESULTING FROM ANY PRODUCTS, DATA, INFORMATION OR SERVICES OBTAINED OR WHICH MERCHANT WAS UNABLE TO OBTAIN OR TRANSACTIONS EFFECTED OR FAILED TO BE EFFECTED, (iii) ANY LINK PROVIDED IN CONNECTION WITH THE SERVICES OR SOFTWARE (iv) ANY UNAUTHORIZED ACCESS TO TRANSACTION DATA, OR (v) ANY MATTER OTHERWISE RELATED TO MERCHANT'S OR CUSTOMERS' USE OF THE POS GATEWAY OR THE SERVICES OR, IN MERCHANT'S CASE, THE SOFTWARE. MERCHANT AGREES THAT ITS SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO THE SERVICES OR SOFTWARE IS TO CEASE TO USE THE SERVICES OR SOFTWARE.

1   GENERAL PROVISIONS.

         a FORCE MAJEURE. Provider shall not be liable for any delay or failure due to acts of God, natural disaster, labor shortages or disputes, changes in law, riots, war, epidemics, acts or omissions of vendors or suppliers, transportation, communication or energy difficulties, disruptions, delays, suspensions or terminations or other occurrences which are beyond Provider's reasonable control.

         a GENERAL PRACTICES REGARDING STORAGE. Merchant understands and agrees that Provider may from time to time establish and revise practices and limitations concerning Merchant's use of the Services. Merchant agrees that Provider shall have no liability for the deletion or failure to store any communications or other content maintained on the site used in connection with the provision of the Services or transmitted using the Services.

         a NO WAIVER. The delay or omission by a party to exercise or enforce any right or power of any provision of this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. A waiver by a party hereto of any of the covenants to be performed by any other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

         a ENTIRE AGREEMENT. This Agreement and the Schedule hereto together constitute the complete and exclusive agreement between the parties hereto, and supersede any and all prior agreements of the parties with respect to the subject matter hereof, unless Merchant has also entered into a Orbis Agreement with Provider, in which case both the Merchant Agreement and this Agreement shall be effective and enforceable. This Agreement may be amended by Provider at any time upon five (5) days prior notice, in accordance with paragraph (h) below.

         a PUBLICITY. Except as required by law or provided in this Agreement, no party will make, directly or indirectly, any public comment, statement, press release or other announcement or communication relating to the terms and conditions of this Agreement without the prior written approval of all other parties. If a party is required by law to make any such disclosure, it first shall provide notice to the other party of the content of the proposed disclosure, the reason(s) that such disclosure is required by law, and the time and place that the disclosure will be made. Notwithstanding the foregoing provisions, Provider shall have the right to list Merchant on the Provider Site or in Provider marketing materials as a customer of Provider.

         a ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns. Merchant shall not assign, sell, trade, cause to be assumed, or otherwise transfer this Agreement or any rights granted to Merchant herein without the prior written consent of Provider. For the purposes of this Section 13(f), any assignment by operation of law, under an order of any court or pursuant to any plan of merger, consolidation or liquidation shall be deemed an assignment for which prior consent is required, and any assignment made without such consent shall be void and of no effect as between the parties.

         a LIMITATIONS; GOVERNING LAW. Merchant agrees that any cause of action arising out of or relating to this Agreement must commence within one (1) year after the cause of action arose; otherwise, such cause of action is permanently barred. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois without regard to or application of conflicts of law rules or principles. The parties each consent to exclusive jurisdiction of the state and federal courts sitting in Cook County, Illinois.

         a NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given if sent by prepaid registered or certified United States mail, return receipt requested, overnight mail with a nationally recognized overnight mail courier, or sent by facsimile or similar communication, and confirmed by such mail, postage prepaid, addressed to another party at the address shown below or at such other address for which such party gives notice hereunder. In the case of notice from Provider to Merchant, the parties agree that, except in the case of termination of this Agreement, Provider may, in its sole discretion, provide notice by electronic means (including without limitation, by e-mail). Notices will be deemed given 5 business days after deposit in the U.S. Mail, two business days after deposit with an overnight mail courier, or when confirmation of receipt is obtained if sent by facsimile or similar communication, or if by personal delivery, when received, as applicable:

                  PROVIDER:                                       WITH A COPY TO:



                  MERCHANT:                                       WITH A COPY TO:
                  ____________________________________            _____________________________________
                  ____________________________________            _____________________________________
                  ____________________________________            _____________________________________
                  ____________________________________            _____________________________________

                  Fax: _______________________________            Fax: ________________________________
                  Attn: ______________________________            Attn: _______________________________


         a NO AGENCY. The parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other, except as expressly provided herein. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

         a INTEREST. Any payment under this Agreement, which is not paid when due, shall accrue interest at a rate equal to 1.5% per month or the highest amount allowed by law.

         a SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision or portion of this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

         a   SURVIVAL. Sections 3(b), 3(f), 6, 7, 8, 9, 10, 11 and 12 and this
             Section 13 shall survive termination or expiration of this Agreement for any reason.

         a HEADINGS. Section headings are included for convenience of reference only and do not describe the sections to which they relate.

         b EFFECTIVE. This Agreement shall not be enforceable against Provider until signed by an authorized Provider representative.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement as of the Effective Date.

[NAME OF GATEWAY PROVIDER}.                               MERCHANT
                                                                  --------------------------------------


NAME:                                                     NAME:    /S/
                                                                  --------------------------------------
TITLE: CHIEF EXECUTIVE OFFICER                            TITLE:
                                                                  --------------------------------------
DATE:                                                     DATE:
     ---------------------------------------                   -----------------------------------------

                              MERCHANT APPLICATION

                           PRIMARY WEBSITE INFORMATION

--------------------------------------------------------------------------------
  Name of Website

--------------------------------------------------------------------------------
  Website URL

--------------------------------------------------------------------------------
  Site Tag

--------------------------------------------------------------------------------
  Webmaster's Name

--------------------------------------------------------------------------------
  Webmaster's Phone Number

--------------------------------------------------------------------------------
  Webmaster's E-mail Address

--------------------------------------------------------------------------------

                THIRD PARTY NOTICE RECIPIENT CONTACT INFORMATION


--------------------------------------------------------------------------------
  Company Name

--------------------------------------------------------------------------------
  Contact Name

--------------------------------------------------------------------------------
  Contact Email Address

--------------------------------------------------------------------------------
  Fax

--------------------------------------------------------------------------------
  Street

--------------------------------------------------------------------------------
  City

--------------------------------------------------------------------------------
  State

--------------------------------------------------------------------------------
  Zip Code

--------------------------------------------------------------------------------